                                                                  EXHIBIT 99.6



              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Eugene R. McGrath, hereby consent to be named as a person about to become a director of Consolidated Edison, Inc. in this registration statement on Form S-4.


                                           /s/ Eugene R. McGrath
                                           ----------------------------
                                           Eugene R. McGrath